                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 19, 1999


                      PRODIGY COMMUNICATIONS CORPORATION
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
              --------------------------------------------------
                (State or other jurisdiction of incorporation)


      000-25333                                           04-3323363
--------------------------                    ---------------------------------
 (Commission File Number)                     (IRS Employer Identification No.)


                   44 SOUTH BROADWAY, WHITE PLAINS, NY 10601
            -------------------------------------------------------
              (Address of principal executive offices) (Zip code)


     (Registrant's telephone number, including area code): (914) 448-8000


                                      NA
       ---------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On November 19, 1999, Prodigy Communications Corporation and SBC Communications Inc. entered into certain agreements as described in the press release included as Exhibit 99 hereto.


                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  November 24, 1999                  PRODIGY COMMUNICATIONS CORPORATION
                                           (Registrant)



                                By:         /s/ Andrea S. Hirsch
                                         -------------------------------------
                                                Andrea S. Hirsch
                                         Executive Vice President and General
                                                      Counsel

                                 EXHIBIT INDEX




Exhibit No.     Description
-----------     -----------

    99          Press Release dated November 22, 1999 by SBC Communications
                Inc.